UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) January 20, 2006
Delphi Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5725 Delphi Drive, Troy, MI	48098

(Address of Principal Executive Offices)	(Zip Code)
(248) 813-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On January 20, 2006, Delphi Corporation (“Delphi”) and certain of its subsidiaries (collectively, the “Debtors”) filed the Schedules of Assets and Liabilities and Statements of Financial Affairs (the “Schedules and Statements”), as required by the United States Bankruptcy Code (“Bankruptcy Code”), 11 U.S.C. ss.ss. 101-1330, with the United States Bankruptcy Court for the Southern District of New York. The Schedules and Statements may be accessed free of charge via the internet at www.delphidocket.com.
The Schedules and Statements disclose, for those Delphi entities which have filed voluntary petitions for chapter 11 reorganization under the Bankruptcy Code, total assets of approximately $16 billion and total liabilities of approximately $26 billion. All asset information, except where otherwise noted in the Schedules and Statements, is as of September 30, 2005. All liability information, except where otherwise noted in the Schedules and Statements, is as of the close of business on the date that each entity filed its voluntary petition for reorganization relief under chapter 11 of the Bankruptcy Code (October 7, 2005 or October 14, 2005, as appropriate). As disclosed in the Global Notes and Statement of Limitations, Methodology and Disclaimer Regarding Debtors’ Schedules and Statements (the “Global Notes”) which are incorporated in, and comprise an integral part of, the Schedules and Statements, the Schedules and Statements do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States, and therefore are not intended to fully reconcile with the consolidated financial statements filed by Delphi with the United States Securities and Exchange Commission. The Schedules and Statements exclude certain categories of assets and liabilities, including, without limitation, goodwill, intangible pension assets and accrued liabilities including, but not limited to, accrued salaries and employee benefits, tax accruals, and accrued accounts payable. The total asset and liability amounts included in the Schedules and Statements include certain assets and liabilities on account of intercompany obligations owing between Debtors or between Debtors and related non-Debtors, which would be eliminated in the consolidated financial statements.
The Schedules and Statements remain subject to further review and verification by the Debtors. Subsequent information may result in material changes in financial and other data contained in the Schedules and Statements. The Debtors reserve the right to amend their Schedules and Statements from time to time as may be necessary or appropriate.
The text of the Global Notes is included as Exhibit 99(a) to this Current Report on Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Exhibits. The following exhibit is being filed as part of this report.

Exhibit
Number	Description
99(a)	Global Notes and Statement of Limitations, Methodology and Disclaimer Regarding Debtors’ Schedules and Statements.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION (Registrant)
Date: January 25, 2006
By:	/s/ JOHN D. SHEEHAN
(John D. Sheehan,
Vice President and Chief Restructuring Officer, Chief Accounting Officer and Controller)

Exhibit Index

Exhibit
Number	Description
99(a)	Global Notes and Statement of Limitations, Methodology and Disclaimer Regarding Debtors’ Schedules and Statements.